EXHIBIT 10.5
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NEITHER THESE WARRANTS NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THESE
WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


100,000 WARRANTS                                                  April 21, 2003

                             SIGNATURE EYEWEAR, INC.

                                    WARRANTS
                                    --------

     SIGNATURE EYEWEAR, INC., a California corporation ("SIGNATURE"), certifies that, for value received, HOME LOAN AND INVESTMENT COMPANY, a Colorado corporation, ("HLIC") or registered assigns (the "HOLDER"), is the owner of One Hundred Thousand (100,000) Warrants (the "WARRANTS"). Each Warrant entitles the Holder to purchase from Signature at any time prior to the Expiration Date (as defined below) one share of the Common Stock of Signature for $0.67 (the "EXERCISE PRICE"), on the terms and conditions hereinafter provided. The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in these Warrants.

1.   VESTING; EXPIRATION DATE; EXERCISE

     1.1 Vesting. The Warrants vested and fully exercisable as of the date hereof.

     1.2 Expiration Date. The Warrants shall expire on the earlier to occur of:
(a) April 30, 2008 and (b) the Sale of Signature (the "EXPIRATION DATE"), after which time the Warrants shall expire and be of no further force or effect. The "SALE" of Signature shall be deemed to have occurred on the closing of the first to occur of the following: (a) the sale of all or substantially all of the assets of Signature; or (b) the merger of Signature in which the holders of the Common Stock of Signature exchange their shares of Common Stock for consideration which does not include voting equity securities.

     1.3 Manner of Exercise. The Warrants are exercisable by delivery to Signature of the following (the "EXERCISE DOCUMENTS"): (a) this Certificate; (b) a written notice of election to exercise the Warrants; and (c) payment of the Exercise Price in cash or by check. Within 20 days following receipt of the foregoing, Signature shall execute and deliver to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and if less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised.


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2.   ADJUSTMENTS OF EXERCISE PRICE AND NUMBER AND KIND OF CONVERSION SHARES

     2.1 In the event that Signature shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

     2.2 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation in which Signature is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrants immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

3. TRANSFER. Subject to compliance with applicable securities laws, the Warrants are transferable on the books of Signature maintained for such purpose by Signature in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrants evidenced by this Certificate are transferred, Signature will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrants not so transferred.

4. RESERVATION OF SHARES. Signature shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrants, Signature shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of these Warrants, the Chief Financial Officer of Signature shall compute such adjustment in accordance with the terms of these Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. Signature shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.


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6.   LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to
Signature of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of these Warrants, Signature will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

7. REPRESENTATIONS OF HLIC. By accepting these Warrants, HLIC hereby represents and warrants to, and agrees with, Signature as follows:

     7.1 HLIC is acquiring the Warrants for its own account, for investment purposes only.

     7.2 HLIC is an "accredited investor" within the meaning of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     7.3 HLIC understands that an investment in the Warrants involves a high degree of risk, and HLIC has the financial ability to bear the economic risk of this investment in the Warrants, including a complete loss of such investment. HLIC has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

     7.4 HLIC has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrants and in protecting its own interest in connection with this transaction.

     7.5 HLIC understands that the Warrants have not been registered under the Securities Act or under any state securities laws. HLIC is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrants may result in HLIC being required to hold the Warrants for an indefinite period of time.

     7.6 HLIC agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "TRANSFER") any of the Warrants except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to Signature any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, Signature may require the contemplated transferee to furnish Signature with an investment letter setting forth such information and agreements as may be reasonably requested by Signature to ensure compliance by such transferee with the Securities Act.

8. NOTICES. All notices, requests, consents and other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Warrants) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to the Holder, at the last address of such Holder on the books of Signature; and if addressed to Signature at 498 North Oak Street, Inglewood, California 90302, or such other address as Signature may notify Holder in writing.


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9.   NO RIGHTS AS SHAREHOLDER. The Holder shall have no rights as a shareholder of Signature with respect to the shares issuable upon exercise of the Warrants until the receipt by Signature of all of the Exercise Documents. Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date Signature receives all of the Exercise Documents.


SIGNATURE EYEWEAR, INC.


By: /s/ Michael Prince
    ---------------------------------------
    Michael Prince, Chief Financial Officer














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                                   EXHIBIT "A"
                               NOTICE OF EXERCISE
                (TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANTS)



To:  Signature Eyewear, Inc.

     The undersigned hereby elects to purchase shares of Common Stock (the "WARRANT SHARES") of Signature Eyewear, Inc. ("SIGNATURE"), pursuant to the terms of the enclosed warrant certificate (the "CERTIFICATE"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

     The undersigned hereby represents and warrants to, and agrees with, Signature as follows:

     1. The undersigned is acquiring the Warrant Shares for its own account, for investment purposes only.

     2. The undersigned understands that an investment in the Warrant Shares involves a high degree of risk, and the undersigned has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment.

     3. The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

     4. The undersigned understands that the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") or under any state securities laws. The undersigned is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in the undersigned being required to hold the Warrant Shares for an indefinite period of time.

     5. The undersigned agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "TRANSFER") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to Signature any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, Signature may require the contemplated transferee to furnish Signature with an investment letter setting forth such information and agreements as may be reasonable requested by Signature to ensure compliance by such transferee with the Securities Act.

     6. Each certificate evidencing the Warrant Shares will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Number of Warrants Exercised:  ______________


Dated: ____________________    ____________________________
                               [Name]


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